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                     WASHINGTON, D.C. 20549           --------------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported):   March 1, 2005
                                                  --------------------------

                           THE TOWN AND COUNTRY TRUST
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             (Exact name of registrant as specified in its charter)


         Maryland                       001-12056                 52-6613091
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


        300 East Lombard Street, Baltimore, MD                   21202
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       (Address of principal executive offices)                (ZIP Code)


Registrant's telephone number, including area code:  (410) 539-7600
                                                   ----------------------------


                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communication pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR  240.13e-4(c))




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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.


5.02(b) Retirement of a Director.

On March 1, 2005, Ambassador Milton A. Wolf, age 80, formally notified the Trust that he did not intend to seek re-election to the Board of Trustees upon the expiration of his term of office at the Trust's upcoming Annual Meeting of Shareholders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)      Financial statements of businesses acquired.

                  Not applicable.

     (b)      Pro forma financial information

                  Not applicable.

     (c)      Exhibits

                  None.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE TOWN AND COUNTRY TRUST


                                              By:  /s/ Alan W. Lasker
                                                   --------------------------
                                                   Alan W. Lasker
                                                   Senior Vice President
                                                   and Chief Financial Officer


Dated:  March 3, 2005


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